Exhibit 99.1 Owners Forum Jay Debertin President and CEO © 2019 CHS Inc. Public 1

Welcome © 2019 CHS Inc. Public 2 • Thank you for joining us today. • We know this is an incredibly busy time of year. • Spring came late, and we know it’s a race against the clock to get products to  customers and get crops in. • We promise to be respectful of your time today, to be concise and candid in our  comments. • Mainly, we want to hear what’s on your mind. • What are the issues most concerning to you? • How are the changes we’re making at CHS impacting you? • What else should we consider? • What are some areas that we need focus? • What can we do better to serve you and help your business grow?

Forward-Looking Statements This document and accompanying oral presentation contain and other CHS Inc. internally and publicly available documents contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward– looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10– K for the fiscal year ended August 31, 2018. Any forward–looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. © 2019 CHS Inc. Public 3

Introductions © 2019 CHS Inc. Public 4 •I’d like to introduce the people who are here with me today: •Names dependent on location •With me from our Board of Directors are: •From our strategy leadership team are: •Also joining us are (use this when introducing others such as Dan Lehman) •Thank you for making time to talk with and listen to our owners.

Sharing the CHS Story © 2019 CHS Inc. Public 5 • During the last two years, we’ve talked about strengthening the organization. • And that’s still important.  • But it’s also time to start talking about growing our organization. • And one of the ways we’re doing that is changing how we talk about who we are  and what we do and why it matters.

Our purpose Creating connections to empower agriculture © 2019 CHS Inc. Confidential 6 • We’re not changing what we do or even our overall message. • But we’re changing how we talk about it, to help more people understand what CHS is. • I get asked “What is CHS? What do you do? What do you make?” • I’m sure you’ve faced the same questions.  • Well, simply put, we’re Creating Connections to Empower Agriculture. • For more than 90 years, we’ve been helping our farmer owners grow their business.  We’ve been partnering with cooperatives to meet the needs of our farmer‐owners as  they grow the food to feed the world.  • Creating Connections to Empower Agriculture.

The way we behave makes us a trusted partner our customers can rely on every day. These values are the foundation of our culture and are represented in the collective behaviors, aspirations, ideas and experiences of the people who work here. © 2019 CHS Inc. Confidential 7 • Five words that tell the story of who CHS is and what we do every day. • They’re more than just five words on a page. They’re built on the solid  foundation of our four core They’re more than just five words on a page. They’re  built on the solid foundation of our four core strategies.   • Our purpose boldly reminds us and tells everyone else why we’re in business,  why each of us gets out of bed every morning and comes to work, why we  choose to be here instead of in another company or in another industry. • That purpose will steer our crucial decisions. It already does, and it has for more  than 90 years.  • Our purpose defines how we work each day. • And it gives us a way to help others understand the opportunities – and the  challenges – that farmers and agriculture face.

Opportunities Photo by David Lundquist, CHS © 2019 CHS Inc. Public 8 •Since we met with you last year during Owner Forums and since we met during  Annual Meeting in December, we’ve been working to grow our business to help you  grow yours. •And, so far, business has been good this fiscal year. •Tim/Dan will provide a more detailed look at our finances in a few minutes. •We’ve had a good year. But we’re not stopping. We’re not resting on our laurels. •We’re constantly looking for how we can do business better, where and how we can  partner with organizations whose values and businesses complement ours. •We have opportunities within our business units that five years ago, we would have  never thought about. We’ll talk more about those later. But they’re opportunities to  sell farmers’ crops overseas in markets in we didn’t think of five years ago in new and  emerging ways. •We have opportunities to demonstrate how American agriculture feeds the world. •The story of American agriculture is alive and well because each of you gets up every  morning and, through thick and thin, goes out and works with customers and works in  your fields and with your animals because you are dedicated to this noble cause of  agriculture and farming. •And it is a noble cause.

Industry challenges Photo by Bernard Hermant Photo  by Ahmad Ardity via Pixabay © 2019 CHS Inc. Public 9 •We also know there are factors such as the recent flooding that we cannot control and  that will continue to affect agribusiness and those who are growing the food to feed the  world.  •You really can’t check the news without hearing about the challenges farmers face.  And we’ll hear more about these challenges and opportunities with our business panel. •There’s a renewed interest in how food is grown and how resources – land, water,  people, are mobilized to grow that food. •You know that more than anyone else. You see it on your land and at the grain  elevator, and you see it with your customers. •As excited as we are about the changes and opportunities at CHS, we’re aware of and  concerned about the impact of the world around us. •Low commodity prices are making the hard job of farming even more difficult. We  don’t have an answer for that. But we know it’s on people’s minds. •The harsh winter and the flooding and late spring have created additional challenges  for many of you.

Agriculture is one of the most stressful occupations. Depression is a very real problem for many farmers. We should ask for help from others around us who are in a position to offer assistance. - Dr. Rosmann, psychologist and farmer © 2019 CHS Inc. Public 10 •When we talk about farming, we’re talking not just about a job but a way of life for each  of you in this room. •We also know it’s work with great stress and work that right now is in an environment  that somehow seems to make it just a bit harder every day. •And we know that causes stress. •We’re partnering with organizations such as AgriSafe to help fund rural nurses and  services including mental health services that can offer help tailored to the agriculture  community. •There are hard questions to be asked and answered as the stress on farmers and  agriculture builds. •There ought to be common ground on some issues, and feeding people and maintaining  vibrant rural areas are those issues. •We owe it to you and to the farmers around the country to elevate this conversation  and focus on the real issues at hand, the low commodity prices and the barriers you face  and ensure you have access to the support resources you need. •And that’s what we’ve been working to do.

Trade Photo by USDA © 2019 CHS Inc. Public 11 •We’ve leveraged the size and scope and, frankly, standing of our cooperative to get  your story out there. •We’ve been vocal on issues and none more so than the trade situation. •I don’t have to tell you that the trade situation continues to make an already‐tough ag  market even harder. •Like you, we hear rumblings that things are improving, or they’re not. That there will be  an agreement, or there won’t be.

Your voice © 2019 CHS Inc. Public 12 •Our farmer owners, including some of our Board of Directors members, went to Capitol Hill  to tell our representatives about how the trade issues are compounding an already tough  market. •I had an opportunity to talk with the Secretary of Agriculture and tell him that the situation  was not sustainable, that the trade issues are devastating to American farmers and that  we’re eager to see a path forward.

Trade coverage © 2019 CHS Inc. Public 13 •We’ve also talked with members of the media who cover agriculture and those who  write for mainstream media including The Wall Street Journal, Bloomberg and local  large newspapers. •These interviews are not about getting our name out there, it’s not about boosting our  egos. •They’re about telling your story and agriculture’s story. •We want lawmakers and decision makers and the average person to understand how  this trade situation is hurting the people who help feed the world. •Farmers are hurting, and so are your local elevators and businesses. •This is a trickle‐up issue. The barges, the railroads, the truckers are all impacted. •These stories have been picked up by dozens of media outlets across the country and  around the world. •Your stories are getting an audience. •And we’re hopeful that helps change the situation.

Strategies for the future of CHS © 2019 CHS Inc. Public 14 •But hope isn’t a strategy. •We spent 18 months involving hundreds of owners, stakeholders and  employees to help us identify our four strategies. •We looked at each of our businesses and asked where do they need to be,  what’s our footprint, what do we do best, where can we improve, where can  we compete and what’s best left to others to manage. •Our four strategies are:

Strategies Evolve our core Create an experience Grow market access businesses by that empowers Transform the to add value for our capitalizing on customers and makes business to unleash owners changing market the enterprise CHS their first choice dynamics Enablers Operational High-performing, An agile and Robust and excellence and A strong diverse and sustainable efficient supply continuous balance sheet passionate teams technology platform chains improvement © 2018 CHS Inc. Internal 15 •Create an experience that empowers customers and makes CHS their first  choice •We want to give you, our owners and customers, the tools, options  and opportunities that give you more flexibility in your own  businesses and create the environment in which you want to do  business with us. •Grow market access to add value to our owners •We’re going to capitalize on opportunities that create value‐added  demand and are aligned to the markets we serve. And that’s what  you saw when we acquired the remaining portion of West Central. •Evolve our core businesses by capitalizing on changing market dynamics •We talked about this broadly earlier. Agribusiness is changing.  Agriculture is changing. And either we change with it, or we can’t  compete. •Transform the business to unleash the enterprise •We’re going to create a culture that’s supported by standardized  processes and tools that will transform our business so we can  compete long term. We’re in the midst of our SAP integration. It’s  going to allow us to better manage and share data across our  enterprise, to fully understand not only what we have and where  but leverage the full power of the company to create more  opportunities.

2019 Priorities © 2019 CHS Inc. Public 16 • These four strategies guide the priorities we set for every fiscal year. • The priorities we set are designed to help grow your business.

2019 CHS Priorities Enhance Owner Equip Enterprise Experience Employees Business Growth © 2019 CHS Inc. Public 17 • At the core, our priorities every year are about creating a strong fiscal  foundation. Without that, we can’t accomplish the rest of our priorities.  • There is one overriding goal: How can what we do help you grow your  business? What is it that we’re doing that will help our owners succeed? And  what, if anything, should we stop doing? • That goal is reflected in our three priorities of focusing on owners,  employees and enterprise business growth.

2019 CHS Priorities Enhance Owner Experience © 2019 CHS Inc. Public 18 • First and foremost, we want to enhance our owner experience. • Our goal: Offer the technology, options and opportunities to make it  easier for you to do business with us. That means offering more  information delivered mobilely 24/7. • We’re just beginning to roll out – and this isn’t available in all markets  just yet – but we’re just beginning to roll out technology that creates a  user‐friendly buying experience to buy supplies from us.  • But here’s where we differ: It’s about more than just the technology.  It’s the technology to improve trusted relationships and strengthen  our supply chain. • We’re putting not just data in the hands of our owners but data and  analytics in their hands. • These are just a few examples of how we’re changing our business  approach to make it easier to do business with us.

2019 CHS Priorities Enhance Owner Equip Experience Employees © 2019 CHS Inc. Public 19 • The reality is we can have all the technology and tools in the world, but if we don’t  have the right people to work with you, we’re not going to get anywhere. • By equipping employees, we mean ensuring they have the right tools at  the right time to do their jobs. • It also means finding the top talent to bring into our company and engage  them in agriculture.  • We talk a lot about diversity. And at CHS, that means including people  from different backgrounds and who have different ways of thinking. • Ten years ago, we’d have raised our eyebrows at the thought of recruiting  someone from an urban university to come work at CHS.  • Not anymore. Not anymore.  • We’re looking for top talent, talent that has an interest in global grain  marketing, agronomy experts, system development and leveraging their  ideas to build platforms and to help you grow your business. • Yes, we still need and want people from our farms to come work with us. • But we also need to think about the people who have never set foot on a  farm. The person who says “I grew up in the city. I know sidewalks,  skyways and downtowns more than I’ll ever know anything about how to  run a combine.” But they come with a perspective that bridges our gaps to  help us support the people who grow the food to feed the world.

2019 CHS Priorities Enhance Owner Equip Enterprise Experience Employees Business Growth © 2019 CHS Inc. Public 20 • The final priority on the list – but certainly not last in terms of its  importance – is enterprise business growth. • That goal is focused on growth that helps us earn market share  from existing and new customers.  • We’re focused on our core businesses of energy, agronomy,  processing and global grain and building on years of strategic  investments in assets and infrastructure to serve customers in  our core geographies.  • It’s the goal that led us to the decision to acquire the remaining  share of West Central.  • We completed that acquisition in March, and we’re integrating  our systems to bring our customers the best service and  experience. • That’s growing business opportunities. • Those priorities all ladder up to our four strategies.

• CHS United • Finance Shared Services • SourcingLorem Ipsum • Enterprise Data Integrity Lorem Ipsum © 2019 CHS Inc. Public 21 • All of this leads us to where we’re headed. To what our “next” is. • And our “next” is transformational change. • We’ll have more details on outcomes and specific projects from this at Annual  Meeting and in my quarterly updates. • We’ve set out four areas of transformation: • CHS United • Finance – how can we make it more efficient • Sourcing • Enterprise Data Integrity • We’re asking how we can move our company through our people, processes and  technology toward operating more efficiently to better serve our customers today  and in the future. • We’re asking what changes we need to make inside CHS to help meet the needs of  our owners. • We’re asking what processes we have in place that can be made more efficient, need  to be revised or removed all together.

Our purpose Our values Creating connections Integrity We set high standards and hold ourselves to empower agriculture accountable. Safety We put the well-being of our people, customers and communities first every day. Inclusion We believe excellence and growth stem from diverse thinking. Cooperative Spirit We work together for shared success and to strengthen our communities. © 2019 CHS Inc. Confidential 22 • We talked at the beginning about our work around purpose.  • We’re also excited to share with you our updated values. They’re not a  radical shift from what we’ve talked about for years or, in fact, since the  company started 90 years ago.  • They represent how we act as we work with each other and on behalf of  our owners and customers. • We’ve created a short video to highlight our values at work.  • And that’s the key phrase for us at CHS—values at work. Until we – all the  employees, our leadership team, the board of directors and I – put those  values into action, they’re just words. • Here’s the video  (Play video)

Play video © 2019 CHS Inc. Public 23

Thank you for your business © 2019 CHS Inc. Public 24 •Before I take your questions, I want to thank you. •Thank you for your time, your business, your commitment and your belief in CHS  and in the cooperative system. •We couldn’t do what we do without you. •I’ve been talking for a while, and I appreciate your attention and interest. •I’m happy to take your questions.

© 2019 CHS Inc. Public 25

Financial Update © 2019 CHS Inc. Public 26

Forward-Looking Statements This document and accompanying oral presentation contain and other CHS Inc. internally and publicly available documents contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward– looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10– K for the fiscal year ended August 31, 2018. Any forward–looking statements made by CHS in this document are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. © 2019 CHS Inc. Public 27

Total Net Income CHS (Second Quarter of Fiscal 2019) Fiscal Year Fiscal Quarter-to-Date Fiscal Year 2018 Dec 1 – Feb 28 (in $ millions) 2019 (As restated) Energy $ 306.6 $ 24.5 Ag (62.4) (53.5) Nitrogen Production 10.7 4.5 Corporate & Other 7.0 2.8 Pretax Income 261.9 (21.7) Income Taxes 13.6 (187.6) Noncontrolling Interests (0.5) (0.1) Net Income $ 248.8 $ 166.0 © 2019 CHS Inc. Public 28 As Jay mentioned, we’ve had a good year so far. I’ll get to those details in a minute. As Jay mentioned, we’re not  resting on our laurels. We’re continuing the hard work we’ve been pursuing for the last two years to build a solid  financial foundation and continue to grow the company.  Here are the key financial highlights for the quarter ending Feb. 28, 2019: • Consolidated revenues of $6.5 billion compared to $7.0 billion in the restated second quarter of fiscal year 2018. • Net income of $248.8 million compared to $166.0 million from the restated second quarter of fiscal year 2018. • Pretax income of $261.9 million compared to a loss of $21.7 million from the restated second quarter of fiscal  2018.  • Favorable pricing for crude oil supplied to the CHS refinery business. • Higher earnings from the investments in CF Nitrogen and Ventura Foods. As you can see, we have reports on earnings by segment which are compared to the restated second quarter for  fiscal 2018.  ENERGY The $282.1 million increase in Energy pretax earnings reflects: • Improved market conditions in the CHS refined fuels business, primarily driven by favorable pricing on heavy  Canadian crude oil. AG The $8.9 million decrease in Ag pretax earnings was driven by: • Significant pressure on grain volume and margin due to slower movement of grain caused by price, weather,  logistics and unresolved trade issues.  NITROGEN PRODUCTION  The $6.2 million increase in Nitrogen Production pretax earnings reflects: • Improved margins at CF Nitrogen, driven by increased sale prices of urea and UAN, which are produced and sold  by CF Nitrogen. CORPORATE AND OTHER The $4.2 million increase in Corporate and Other pretax earnings reflects: • Higher earnings from the company’s investment in Ventura Foods and increased revenue from other corporate  activities. Noncontrolling interest (NCI) is the portion of equity ownership in a consolidated subsidiary not attributable to CHS.

Total Net Income CHS (First Half of Fiscal 2019) Fiscal Year Fiscal Year-to-Date Fiscal Year 2018 Sept 1 – Feb 28 (in $ millions) 2019 (As restated) Energy $ 539.1 $ 144.9 Ag 17.9 21.6 Nitrogen Production 34.4 10.2 Corporate & Other 37.7 9.4 Pretax Income 629.1 186.1 Income Taxes 33.7 (167.1) Noncontrolling Interests (0.9) (0.5) Net Income $ 596.3 $ 353.7 © 2019 CHS Inc. Public 29 With our second quarter earnings, we reported on the first six months of fiscal  2019. And it has been a good first six months driven by our Energy segment  experiencing favorable discounts on its crude oil purchases. You can see the results  compared to the restated first six months of fiscal 2018. For the first six months of  fiscal year 2019, CHS reported net income of $596.3 million. While it shows good  results, we face challenges, particularly in our Ag segment. These challenges of low  commodity prices, trade difficulties and harsh winter weather impact all of  agriculture, especially farmers. As we look to the rest of our fiscal year, we know  there are factors such as the recent flooding that we cannot control that will  continue to affect agribusiness and those growing the food to feed the world.

Net Income $ millions  $2,000  $1,500  $1,000  $500  $0 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 YTD (As restated) (As restated) (As restated) (As restated) Net Income © 2019 CHS Inc. Public 30 One item we called out was the net income for the company. We figure net income  by taking our revenue and subtracting the cost of goods sold, expenses and taxes.  The bar graphs on this screen represent net income for the company for the full  fiscal years referenced. Some of those years are restated and noted above. You will  see where our fiscal year 2019 stands to date in comparison. As you can see, our  net income for ALL of FY 2018 is only about $200 million higher than the net  income we achieved in the first six months of FY 2019. As discussed on previous  slides the nice first half was driven by the strong performance of the Energy  segment as well as better performance of our investments in CF Nitrogen and  Ventura Foods. So what should you take away from the financial results on this and  the previous slides? We had a good start to FY 2019, and we there continue to be  challenges ahead for CHS and its members as we work through this tough  agricultural cycle.  These challenges include international trade issues, spring  weather conditions and more normalized crude oil pricing. We are committed to  working with you, our owners, to navigate them.

Equity Management In making equity management decisions, the CHS Board: Ensures decisions are Maintains a strong Strengthens in the best long- balance sheet, our ability to term interest of including the pursue CHS and its capital reserve long-term growth owners © 2019 CHS Inc. Public 31 Return of your investment made in CHS is the key differentiator between a  cooperative and other business models. When the CHS Board of Directors – your elected representatives – make equity management decisions, they  consider three factors of whether the decisions:  • Are in the best long‐term interest of CHS and its owners • Maintain balance sheet strength, including the capital reserve • Strengthen the company’s ability to pursue long‐term growth The decision the board made this year fit those criteria.

Cash Returns to Owners
$ millions
Equity Redemptions
Cash Patronage
$400
271
129
$353
252
101
$159
104
55
$8
$150
75
75
2015
(FY2014)
2016
(FY2015)
2017
(FY2016)
2018
(FY2017)
2019 est.
(FY2018)
CHS
© 2019 CHS Inc. Public
32

The years shown under the graphs show the years in which the cash was paid. The fiscal year in parentheses represents the year for which the earnings were paid. The board of directors voted to return $150 million in cash to owners for fiscal year 2018. $75 million was paid in equity redemptions, and $75 million was paid in cash patronage to our owners. We are pleased to share that those cash payments were made earlier this year.

Billion in Cash Returns $1.1 last five years 2015 to 2019 © 2019 CHS Inc. Public 33 In the last five years, 2015 to 2019, CHS has returned $1.1 billion in cash returns.  Returning appropriate amounts of liquidity to CHS owners will always be a focus  of the CHS Board of Directors and this organization.

Questions © 2019 CHS Inc. Public 34 Thank you for your time. I’m happy to answer your questions.